EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

Significant Subsidiaries

                                                            Percentage of Voting
                                           Jurisdiction of    Securities Owned    Number of US        Number of
               Company                      Incorporation       by Registrant     subsidiaries   Non-US subsidiaries
              --------                      ------------     ------------------   ------------   -------------------
Omnicom Capital Inc. ...................     Connecticut           100%                 0                 0
Omnicom Finance Inc. ...................      Delaware             100%                 0                 0
Omnicom Europe Limited .................   United Kingdom          100%                 0               317
BBDO Worldwide Inc. ....................      New York             100%                22               435
InterOne Marketing Group Inc. ..........      Michigan             100%                 1                 2
DDB Worldwide Communications
   Group, Inc. .........................      New York             100%                21               131
DDB Holding Europe S.C.A. ..............       France               86%                 0               124
TBWA Worldwide Inc. ....................      New York             100%                22                79
Diversified Agency Services Ltd. .......      Hong Kong            100%                 0                 9
Ketchum Inc. ...........................      Delaware             100%                 0                 7
Ketchum Communications
   Holdings, Inc. ......................    Pennsylvania           100%                 6                 0
Fleishman-Hillard Inc. .................      Delaware             100%                 6                20
NCG/Porter Novelli Inc. ................      Delaware             100%                 0                 0
Bernard Hodes Group Inc. ...............      Delaware             100%                 0                 0
Rapp Collins Worldwide .................      Delaware             100%                 4                 0
Rapp Partnership Holdings Inc. .........      Delaware             100%                 5                 0
Rapp Collins Brazil ....................       Brazil               70%                 0                 1
Rapp Digital Canada Inc. ...............       Canada              100%                 0                 2
Communicade Inc. .......................       Nevada              100%                 2                 0

Other Brands

                                                                          Percentage of Voting
                                                         Jurisdiction of    Securities Owned
                Company                                   Incorporation       by Registrant
               --------                                   ------------     ------------------
Abbott Mead Vickers ................................     United Kingdom            100%
Accel Healthcare ...................................        Delaware                60%
Adelphi Group Limited ..............................     United Kingdom            100%
Alcone Marketing Group .............................       California              100%
BGM-FMJ Healthcomm .................................       California              100%
Brodeur Worldwide ..................................      Massachusetts            100%
Clark and Weinstock ................................        Delaware               100%
Claydon Heeley Jones Mason .........................     United Kingdom            100%
Cline Davis and Mann ...............................        New York               100%
Corbett Healthcare Group ...........................        Illinois               100%
Cone ...............................................      Massachusetts            100%
CPM International ..................................         Germany                98%
Direct Partners ....................................        Delaware               100%
Doremus ............................................        Delaware               100%
Eden Communications Group ..........................        Delaware               100%
Gavin Anderson and Company .........................        Delaware               100%
GMR Marketing ......................................      Pennsylvania             100%
Goodby, Silverstein and Partners ...................       California              100%
Griffin Bacal ......................................        New York               100%
GSD&M ..............................................          Texas                100%
Harrison and Star Business Group ...................        New York               100%
Harrison Wilson and Associates .....................       California              100%
Health and Medical Communications Group ............        New York               100%
Horrow Sports Ventures .............................         Florida                80%
Integer Group ......................................        Colorado               100%
Interbrand .........................................        New York               100%
Kaleidoscope .......................................        New York               100%
Ketchum Directory Advertising ......................        Delaware               100%
KPR ................................................        New York               100%
Lieber Levett Koenig Farese Babcock ................        New York               100%
Lyons Lavey Nickel Swift ...........................        New York               100%
MARC Research ......................................          Texas                100%
Market Star Corporation ............................          Utah                  51%
Martin/Williams ....................................        Minnesota              100%
Matthews Media Group ...............................        Maryland               100%
Merkley Newman Harty ...............................        Delaware               100%
Millsport ..........................................        Delaware                60%
Moss Dragoti (a division of Omnicom Group Inc.) ....           N/A                  N/A
Optimum Media Direction ............................        Delaware               100%
PhD ................................................     United Kingdom            100%
PentaMark Worldwide ................................        Delaware               100%
Porter Novelli International .......................        Delaware               100%
Pauffley ...........................................     United Kingdom            100%
Premier Media Partners .............................     United Kingdom            100%
QED Technologies ...................................        Delaware               100%

                                                                          Percentage of Voting
                                                         Jurisdiction of    Securities Owned
                Company                                   Incorporation       by Registrant
               --------                                   ------------     ------------------
Russ Reid Company ...................................       Illinois                50%
Targetbase ..........................................    United Kingdom            100%
TARGIS Healthcare Communications Worldwide ..........        Germany                85%
Tequila International Holdings ......................       Delaware               100%
The Designory .......................................      California              100%
The Marketing Arm ...................................       Delaware               100%
Tic Toc .............................................       Delaware                85%
TLP-Tracy Locke Partnership .........................         Texas                100%
Tribal DDB ..........................................       Delaware               100%
U.S. Marketing and Promotions .......................       Delaware               100%
Washington Speakers Bureau ..........................       Delaware               100%
Zimmerman and Partners Advertising ..................       Delaware               100%
@tmosphere Interactive ..............................       Delaware                90%